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                                                                    EXHIBIT 10.6

                              GREYHOUND LINES, INC.

                             1998 STOCK OPTION PLAN
                    FOR ATU REPRESENTED DRIVERS AND MECHANICS




                                  July 22, 1998




                                    PREAMBLE:

         1. Greyhound Lines, Inc. a Delaware corporation ("Greyhound" or the "Company"), by means of this 1998 Stock Option Plan for ATU Represented Drivers and Mechanics (the "Plan") desires to afford certain of its drivers and mechanics represented by National Local Union 1700, Amalgamated Transit Union (the "ATU") an opportunity to acquire a proprietary interest in the Company.

         2. The Company and the ATU have determined through collective bargaining that the foregoing objectives will be promoted by granting Options (as hereinafter defined) under this Plan to certain drivers and mechanics represented by the ATU for bargaining purposes.

                                     TERMS:

ARTICLE 1.     DEFINITIONS.

         Section 1.1. General. Certain words and phrases used in this Plan shall have the meanings given to them below this Section.

         "Board of Directors" means the board of directors of Greyhound.

         "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter intended.

         "Committee" means the committee that administers the Plan under Section
2.1 below.

         "Common Stock" means the common stock, par value $.01 per share, of the Company.

         "Date of Grant" means the date an Option is first granted.

         "Disability" shall mean a permanent and total disability, as defined in Code Section 22(e)(3).

         "Effective Date" means the date this Plan was first adopted by the Board of Directors.



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         "Eligible Employee" means an Employee who is a driver or a mechanic represented by the ATU for collective bargaining purposes and whose employment with Greyhound is subject to the terms of the collective bargaining agreement between Greyhound and the ATU that is effective October 1, 1998.

         "Employee" means any active employee of Greyhound.

         "Exercise Price" means, with respect to an Option, the amount of consideration that must be delivered to the Company in order to purchase a single Share thereunder.

         "Grantee" means any person to whom an Option has been granted and any heir or legal representative to whom an Option has been transferred by will or the laws of descent and distribution.

         Incentive Stock Option" or "ISO" means an Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

         "Nonqualified Option" means a Stock Option other than an Incentive Stock Option.

         "Officer" means an officer of the Company as defined in 17 C.F.R.ss.240.16a-1(f) as now in effect or hereafter amended.

         "Option" or "Stock Option" means a right granted under the Plan to a Participant to purchase a stated number of Shares.

         "Participant" means a person who is eligible to receive and has received an Option under the Plan.

         "Plan" means this Plan as it may be amended or restated from time to time.

         "Shares" means shares of Common Stock.

         Section 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

         Section 1.3.    Effect of Definitions. The definitions set forth in
Section 1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2.     ADMINISTRATION.

         Section 2.1. Committee. The Plan shall be administered by a committee to be appointed by the Company. The Committee may be referred to as the Stock Option Committee.

         Section 2.2. Authority. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to: (a) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (b) make all other determinations necessary or advisable for



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administering the Plan, including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and
(c) review and resolve all claims of Grantees and Participants. The actions and determinations of the Committee on matters related to the Plan shall be conclusive and binding upon the Company and all Grantees and Participants.

ARTICLE 3.     SHARES.

         Section 3.1. Number. The aggregate number of Shares in respect of which Options may be granted under the Plan shall be 2,400,000 (which number of Shares is hereby reserved for issuance under the Plan out of the authorized but unissued Shares).

         Section 3.2.    Anti-Dilution.

                  (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then outstanding Option is based and the number of Shares as to which Options may be granted under this Plan shall be automatically increased by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event and the Exercise Price thereof shall be automatically decreased by the same ratio, and if the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Option is based and the number of Shares as to which Options may be granted under the Plan shall be automatically decreased by such ratio and the Exercise Price thereof shall be automatically increased by such ratio.

                  (b) In the event of any other change in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise (other than a transaction to which Section 6.3 applies), there shall automatically be substituted for each Share subject to an unexercised Option and each Share available for additional grants of Options, the number and kind of shares or other securities into which each outstanding Share was changed, and the Exercise Price shall be increased or decreased proportionally so that the aggregate Exercise Price for the securities subject to each Option shall remain the same as immediately before such event.

         Section 3.3. Source. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be authorized but unissued Shares. However, Shares which are to be delivered under the Plan may also be obtained by the Company from its treasury, by purchases on the open market or from private sources. The proceeds of the exercise of any Option shall be general corporate funds of the Company. No Shares may be sold under any Option for less than the par value thereof. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

         Section 3.4. Rights of a Stockholder. No Grantee or other person claiming under or through any Grantee shall have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Option except as to such Shares, if any, for which certificates representing such Shares have been issued to such Grantee.

         Section 3.5. Securities Laws. No Option shall be exercised nor shall any Shares or other securities be issued or transferred pursuant to an Option unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with.



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ARTICLE 4.     ELIGIBILITY.

         Only Eligible Employees shall be eligible to receive Options under this Plan.

ARTICLE 5.     EMPLOYEE STOCK OPTIONS.

         Section 5.1.    Formula Grant of Options.

                  (a) As of July 22, 1998, Options shall automatically be granted to each Eligible Employee who is actively employed by Greyhound on July 22, 1998 and who, as of January 1, 1998 (i) had three or more years of seniority, and (ii) worked at least 1,720 hours in each of calendar years 1995, 1996 and 1997. For purposes of this Section 5.1(a), hours worked shall exclude sick leave, medical leave and periods for which workers' compensation is received (other than periods during which an individual is absent pursuant to leave taken under the Family and Medical Leave Act). The total number of Shares for which Options shall be granted as of July 22, 1998 shall be 1,000,000 Shares, with the number of Shares for which an Option is to be granted to each Eligible Employee pursuant to this Section 5.1(a) to be determined by establishing a fraction, the numerator of which is the number one and the denominator of which is the total number of active Eligible Employees as of July 22, 1998 who meet the service requirements set forth in (i) and (ii) of this
Section 5.1(a). The resulting fraction shall then be multiplied by 1,000,000 Shares to determine each Eligible Employee's number of Option Shares; provided, however, that the number of Option Shares granted to each Eligible Employee shall be rounded down to the nearest whole Share. An Eligible Employee who is granted an Option pursuant to this Section 5.1(a) shall not be eligible to be granted an Option under Section 5.1(b).

                  (b) As of October 1, 1998, Options shall automatically be granted to each Eligible Employee who is actively employed by Greyhound on October 1, 1998 who did not qualify to receive an Option under Section 5.1(a) above because of his or her failure to satisfy the seniority and service requirements that are set forth in clauses (i) and (ii) of Section 5.1(a) and who, as of January 1, 1998 (i) had one or more years of seniority, and (ii) worked at least 1,720 hours in calendar year 1997. For purposes of this Section 5.1(b), hours worked shall exclude sick leave, medical leave and periods for which workers' compensation is received (other than periods during which an individual is absent pursuant to leave taken under the Family and Medical Leave
Act). The total number of Shares for which Options shall be granted as of October 1, 1998 shall be 200,000 Shares, with the number of Shares for which an Option is to be granted to each Eligible Employee pursuant to this Section 5.1(b) to be determined by establishing a fraction, the numerator of which is the number one and the denominator of which is the total number of active Eligible Employees as of October 1, 1998 who meet the service requirements set forth in (i) and (ii) of this Section 5.1(b) and who are eligible to be granted Options pursuant to this Section 5.1(b). The resulting fraction shall then be multiplied by 200,000 Shares to determine each Eligible Employee's number of Option Shares; provided, however, that the number of Option Shares granted to each Eligible Employee shall be rounded down to the nearest whole Share. An Eligible Employee who is granted an Option pursuant to this Section 5.1(b) shall not be eligible to be granted an Option under Section 5.1(a).

                  (c) As of October 1, 2001, Options shall automatically be granted to each Eligible Employee who is actively employed by Greyhound on October 1, 2001 and who, as of January 1, 2001 (i) had three or more years of seniority, and (ii) worked at least 1,720 hours in



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calendar years 1998, 1999 and 2000. For purposes of this Section 5.1(c), hours worked shall exclude sick leave, medical leave and periods for which workers' compensation is received (other than periods during which an individual is absent pursuant to leave taken under the Family and Medical Leave Act). The total number of Shares for which Options shall be granted as of October 1, 2001 pursuant to this Section 5.1(c) shall be 1,000,000 Shares, with the number of Shares for which an Option is to be granted to each Eligible Employee pursuant to this Section 5.1(c) to be determined by establishing a fraction, the numerator of which is the number one and the denominator of which is the total number of active Eligible Employees as of October 1, 2001 who meet the service requirements set forth in (i) and (ii) of this Section 5.1(c). The resulting fraction shall then be multiplied by 1,000,000 Shares to determine each Eligible Employee's number of Option Shares; provided, however, that the total shall be rounded down to the nearest whole Share. An Eligible Employee who is granted an Option pursuant to this Section 5.1(c) shall not be eligible to be granted an Option under Section 5.1(d).

                  (d) As of October 1, 2001, Options shall automatically be granted to each Eligible Employee who is actively employed by Greyhound on October 1, 2001 who did not qualify to receive an Option under Section 5.1(c) above because of his or her failure to satisfy the seniority and service requirements that are set forth in clauses (i) and (ii) of Section 5.1(c) and who, as of January 1, 2001 (i) had one or more years of seniority, and (ii) worked at least 1,720 hours in calendar year 2000. For purposes of this Section 5.1(d), hours worked shall exclude sick leave, medical leave and periods for which workers' compensation is received (other than periods during which an individual is absent pursuant to leave taken under the Family and Medical Leave
Act). The total number of Shares for which Options shall be granted as of October 1, 2001 pursuant to this Section 5.1(d) shall be 200,000 Shares, with the number of Shares for which an Option is to be granted to each Eligible Employee pursuant to this Section 5.1(d) to be determined by establishing a fraction, the numerator of which is the number one and the denominator of which is the total number of active Eligible Employees as of October 1, 2001 who meet the service requirements set forth in (i) and (ii) of this Section 5.1(d) and who are eligible to be granted Options pursuant to this Section 5.1(d). The resulting fraction shall then be multiplied by 200,000 Shares to determine each Eligible Employee's number of Option Shares; provided, however, that the total shall be rounded down to the nearest whole Share. An Eligible Employee who is granted an Option pursuant to this Section 5.1(d) shall not be eligible to be granted an Option under Section 5.1(c).

         Section 5.2. Exercise Price. The Exercise Price of an Option granted as of July 22, 1998 or October 1, 1998 shall be $6.00 per Share, which was the closing price on July 22, 1998 of Shares on the American Stock Exchange. The Exercise Price of an Option granted as of October 1, 2001 shall be $7.00 per Share. Except as authorized under Section 3.2 of the Plan, the Exercise Price of an Option shall not be changed following the date the Plan is adopted.



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         Section 5.3.    Term.

                  (a) Each Option granted under this Plan as of July 22, 1998 or October 1, 1998, shall vest and first be exercisable on October 1, 2000 if the Participant is then an Employee. Each Option granted under this Plan as of October 1, 2001 shall vest and first be exercisable on October 1, 2004 if the Participant is then an Employee;

                  (b) each Option granted under this Plan as of July 22, 1998 or October 1, 1998, shall lapse and cease to be exercisable upon the earliest of:

                         (i)       the close of business on September 30, 2005,

                         (ii) 6 months after the Participant ceases to be an Employee because of death or Disability, or

                         (iii) 30 days after the termination of the Participant's employment with the Company for any reason other than death or Disability; and

                  (c) each Option granted under this Plan as of October 1, 2001, shall lapse and cease to be exercisable upon the earliest of:

                         (i)       the close of business on September 30, 2008,

                         (ii) 6 months after the Participant ceases to be an Employee because of death or Disability, or

                         (iii) 30 days after the termination of the Participant's employment with the Company for any reason other than death or Disability.

         Section 5.4.    Not Incentive Stock Options. An Option under this
Article 5 shall not be treated as an Incentive Stock Option.

         Section 5.5. Exercise. An Option shall be exercised by the delivery of such notice and/or forms as is mandated from time-to-time by the Committee, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. The Exercise Price may be paid in good funds or through a cashless exercise program to be established by the Committee.



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ARTICLE 6.     GENERAL PROVISIONS.

         Section 6.1. No Rights. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Participant any right to continued employment with the Company or affect the right of the Company to terminate the employment of any Participant.

         Section 6.2. Limited Liability. The liability of the Company under this Plan or in connection with any exercise of any Option is limited to the obligations expressly set forth in the Plan and in the grant of any Option, and no term or provision of this Plan nor of any Option shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Option.

         Section 6.3. Assumption of Options. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of all or substantially all the assets or stock of the Company to another entity, any Options outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price.

         Section 6.4. No Transfer. No Option or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Option may be exercised during the life of the Participant to whom it was granted except by such Participant.

         Section 6.5. Expenses. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Option shall be borne by the Company.

         Section 6.6. Notices. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by first class mail addressed (a) if to a Grantee, at his or her residence address set forth in the records of the Company or (b) if to the Company, to the Committee or its designee.

         Section 6.7. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Grantees rights or remedies under this Plan.

         Section 6.8. Saturdays, Sundays and Holidays. Where this Plan authorized or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; provided, however, that this Section 6.8 shall not be construed to extend the 7 year period referred to in Section 5.3, above.

         Section 6.9. Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender.



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         Section 6.10.   Governing Laws. The validity, terms, performance and
enforcement of this Plan shall be governed by laws of the State of Delaware that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Delaware.

         Section 6.11. Amendment and Termination. No Option shall be granted under the Plan after October 1, 2001 and no Options shall be granted under this Plan other than Options expressly provided in Section 5.1 of the Plan; provided, however that in the event the Committee determines that it failed to grant an Option to an Eligible Employee who was entitled to the grant of an Option under
Section 5.1, the Committee may remedy the error by granting to such Eligible Employee an Option for the correct number of Shares utilizing Shares from Options that lapse pursuant to Section 5.3 of the Plan. The Board of Directors may at any time terminate the Plan, or make such amendment of the Plan as it may deem advisable; provided, however, that no amendment or termination of the Plan shall be effective to materially alter or impair the rights of a Grantee under any Option made before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Grantee. No termination or amendment of this Plan or any Option nor waiver of any right or requirement under this Plan or any Option shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer.